SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                October 18, 1996
                                ----------------
                Date of Report (Date of Earliest Event Reported)





                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        1-8572                                            36-1880355
        ------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                60611
--------------------------------------------                -----
  (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100

Item 5.     Other Events
------------------------

     On October 18, 1996, Tribune Company issued its third quarter 1996 earnings press release, filed herewith as exhibit 99.1.


Item 7.     Financial Statements and Exhibits
---------------------------------------------

(c)         Exhibits

            99.1 Earnings press release issued by Tribune Company on October 18, 1996.



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



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 TRIBUNE COMPANY



                              By /s/ R. Mark Mallory
                                 -------------------
                                 R. Mark Mallory
                                 Vice President and Controller


October 21, 1996

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Exhibit Description
-----------    --------------------

99.1 Earnings press release issued by Tribune Company on October 18, 1996.




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